ASTORIA FINANCIAL

LONG ISLAND'S PREMIER COMMUNITY BANK

www.astoriafederal.com

Investor Presentation First Quarter Ended March 31, 2011

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would," and similar terms and phrases, including references to assumptions. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes, including the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate. We have no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile

NYSE: AF

- $17.7 billion in assets
- $13.8 billion in loans
- $11.5 billion in deposits
- 7.2% deposit market share in Long Island market[1]
  - Largest thrift depository
- Insider & ESOP stock ownership: 16%[2]
- Well capitalized
  - TCE/tangible assets: 6.16%
  - Bank regulatory capital
    - ✓ Leverage and tangible capital: 8.17%
    - ✓ Risk-based capital: 15.18%
    - ✓ Tier 1 risk-based capital: 13.89%

All figures in this presentation are as of March 31, 2011, except as noted.
(1) Deposit market share data as of June 30, 2010.
(2) Excludes stock options.

ASTORIA FINANCIAL CORPORATION

1Q11 Financial Highlights

Operations

- Net interest margin increased to 2.40%, up one basis point from March 31, 2010 and eight basis points from the previous quarter
- Diluted EPS increased to $0.29, up 107% from March 31, 2010 and 16% from the previous quarter
- Return on average assets increased to 0.61%, up 35 basis points from March 31, 2010 and 10 basis points from the previous quarter
- Return on average tangible equity increased to 10.29%, up 525 basis points from March 31, 2010 and 128 basis points from the previous quarter
- Low cost savings, money market and checking accounts increased $688.7 million, or 16%, from March 31, 2010 and $121.1 million from December 31, 2010, or 10% annualized, to $4.9 billion

Asset Quality

- Early stage loan delinquencies (30-89 days past due) decreased to $217.2 million, a 19% decline from March 31, 2010 and 1% from the previous quarter
- Non-performing loans decreased to $373.8 million, an 11% decline from March 31, 2010 and 4% from the previous quarter
- Coverage ratio of ALL/total loans of 1.37% at March 31, 2011

Capital

- The Company's tangible common equity ratio increased to 6.16%, up 97 basis points from March 31, 2010 and 26 basis points from the previous quarter
- Astoria Federal's leverage and tangible capital ratios increased to 8.17%, up 123 basis points from March 31, 2010 and 23 basis points from the previous quarter
- Astoria Federal's tier 1 risk-based capital ratio increased to 13.89%, up 205 basis points from March 31, 2010 and 56 basis points from the previous quarter

ASTORIA FINANCIAL CORPORATION

Same Simple Business Model



MORTGAGE LENDING
• Portfolio lender, not a mtge. banker
• 1-4 Family, Multi-Family and CRE expertise
• Solid asset quality
EFFICIENCY
RETAIL BANKING
• Premier community bank on Long Island
• Dominant deposit market share
• #1 thrift depository in core market
SOLID RETURNS

1-4 Family Mortgage Lending

✓ $10.6 billion portfolio

- Primarily 5/1 and 7/1 jumbo prime hybrid ARMs
- No sub-prime, payment option or negative amortization ARM lending
- 1Q11 originations of $707.4 million[(1)], average loan amount for portfolio = $727,000 with a weighted average LTV at origination of 60%
- Weighted average LTV[(2)] on total 1-4 family loan portfolio <61%
  - $4.7 billion originated 2008 to 1Q11; weighted average LTV = 56%[(2)]

✓ Multiple delivery channels provide flexibility & efficiency

- Retail
- Commissioned brokers covering 15 states[(3)]
- Third party originators – correspondents covering 16 states[(3)]

✓ Geographically diversified portfolio

- Reduces lending concentrations

(1) Excludes $58.1 million of loans originated for sale.
(2) LTV ratios are based on current principal balances and original appraised values.
(3) All loans underwritten to Astoria's stringent standards. Includes Washington, D.C.

ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Loan Originations*

By Product Type



3/1 ARM
5/1 ARM
Other ARM
Other
$5.0 B
$2.9 B
$2.9 B
$2.5 B
$3.6 B
$3.7 B
$3.1 B
$2.9 B
$0.7 B
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0

	2003	2004	2005	2006	2007	2008	2009	2010	1Q11
Net portfolio growth:	($238.3) M	+$83.7 M	+$703.2 M	+$456.2 M	+$1.4 B	+$721.3 M	($454.3) M	($1.0) B	($207.9) M
Weighted Avg. Portfolio Coupon at Period End	5.26%	5.05%	5.19%	5.48%	5.70%	5.64%**	5.22%**	4.73%**	4.61%**

* For portfolio
** Excludes non-performing loans

ASTORIA FINANCIAL CORPORATION

Multi-family/Commercial Real Estate Portfolio

✓ $2.7 billion in portfolio

- Weighted average coupon at March 31, 2011: 6.05%[1]
- Weighted average LTV < 59%[2]

✓ Approximately 70% of multi-family portfolio is subject to rent control or rent stabilization

✓ Resume loan originations in 2011

- Seasoned lending team from Independence/Sovereign hired in 1Q11

(1) Excludes non-performing loans
(2) Based on current principal balances and original appraised values.

ASTORIA FINANCIAL CORPORATION

Leading Retail Banking Franchise

- $11.5 billion in deposits, 85 banking office network
  - Serving the Long Island market since 1888
- Low cost/stable source of funds – weighted average rate: 1.29%
- $10.7 billion, or 93%, of total deposits emanate from within 5 miles of a branch – no broker or municipal deposits
- Banking offices with high average deposits contribute to efficiency
  - Long Island Offices (82) – *Nassau (28), Queens (17), Suffolk (25), Brooklyn (12)* – Average Deposits of $134 Million
  - Westchester Offices (3) – Average Deposits of $167 Million
- Alternative delivery channels
  - ATM's, telephone and Internet banking

ASTORIA FINANCIAL CORPORATION

Retail Banking Philosophy

- Organic growth vs. de-novo branching
- Differentiation from competition
  - Maintain pricing discipline
  - Pro-active sales culture – PEAK Process
  - Focus on customer service – High customer satisfaction
  - Community involvement – Support over 625 local organizations and not-for-profit agencies

Astoria Federal is an integral part of the fabric of the communities it serves

Astoria Financial Corporation

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking:

#1- all thrifts, #4- all banks



Kings County (Brooklyn)

Population: 2,567,699
Median household income: $43,793
Deposits: $1.5 billion
Branches: 12
Market share: 4%
Rank: #1 thrift, #7 all banks

Queens County

Population: 2,306,637
Median household income: $57,589
Deposits: $2.8 billion
Branches: 17
Market share: 7%
Rank: #1 thrift, #4 all banks

Nassau County

Population: 1,337,619
Median household income: $101,176
Deposits: $4.8 billion
Branches: 28
Market share: 9%
Rank: #1 thrift, #4 all banks

Suffolk County

Population: 1,492,400
Median household income: $85,329
Deposits: $2.8 billion
Branches: 25
Market share: 8%
Rank: #1 thrift, #4 all banks

TOTAL 4 COUNTY POPULATION: 7,704,355
Exceeds population of 38 individual U.S. states

Sources: FDIC Summary of Deposits (as of June 30, 2010)
SNL Financial LC

ASTORIA FINANCIAL CORPORATION

Market Share Trend 1999 - 2010

Brooklyn, Queens, Nassau and Suffolk

Ranked by market share gain (loss)
($ in millions)

	Institution	June 30, 2010 Deposits	June 99-10 Growth $	June 99-10 Growth %	June 10 Market Share	June 99-10 Market Share Gain/(Loss)	June 99-10 Change in # of Branches
1	TD Bank	$ 7,926	$ 7,926	100.0 %	4.8 %	4.8 %	79
2	Citibank	20,872	7,031	50.8	12.6	0.2	(18)
3	**ASTORIA***	**11,919**	**2,725**	**29.6**	**7.2**	**(1.0)**	**(2)**
4	HSBC	10,849	2,318	27.2	6.6	(1.1)	(8)
5	NY Community	9,037	994	12.4	5.5	(1.8)	25
6	Bank of America	7,466	(472)	(5.9)	4.5	(2.6)	0
7	Capital One	21,400	4,023	23.2	13.0	(2.7)	6
8	Chase	34,464	6,344	22.6	20.9	(4.4)	33
	Total - Top 8	**$ 123,933**	**$ 30,889**	**33.2 %**	**75.0 %**	**(8.5) %**	**+ 115**
	Total - Core Market	**$ 165,174**	**$ 53,831**	**48.3 %**	**100.0 %**		**+ 382**

* Astoria's deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits.
Source: FDIC Summary of Deposits. Data as of June 30, 2010. Top 8 represents institutions with deposits exceeding $5 Billion.

ASTORIA FINANCIAL CORPORATION

Low Expense Ratio


3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Percent
2006
2007
2008
2009
2010
1Q11*
All U.S. Thrifts
NY Thrifts
AF

Expense ratio represents non-interest expense divided by average assets. * Most recent quarterly data available for All US Thrifts and NY Thrifts is for 4Q10.
Source: SNL Financial LC

ASTORIA FINANCIAL CORPORATION

Current Focus

- ***Credit***
- Margin
- Interest Rate Risk

Asset Quality Focus

- Limited credit risk
  - ✓ Conservative underwriting, top quality loans, low LTVs at origination
  - ✓ No sub-prime, payment option or negative amortization ARM lending
  - ✓ Non-performing loans: $373.8 million, or 2.71% of total loans, or 2.11% of total assets
    - Includes $257.1 million, or 77%, of non-performing one-to-four family mortgage loans which were reviewed at 180 days delinquent and annually thereafter and charged-off, as needed, to estimated fair value of the underlying collateral at such time, less estimated selling costs
    - No geographic concentration of NPLs
    - Net charge-offs to average loans outstanding (annualized): 54 basis points
- Top quality MBS portfolio
  - ✓ 98% GSE/agency, balance 'AAA' rated
  - ✓ CMOs, seasoned collateral, well structured with minimal extension risk
  - ✓ Average life 2.7 years

Asset Quality Metrics

At March 31, 2011, unless otherwise noted
($ in millions)

	1-4 Family	Multi-family	CRE	Construction	Consumer & Other	Total
Loan portfolio balance	$ 10,647.1	$ 2,000.9	$ 739.0	$ 15.8	$ 301.3 (1)	$ 13,785.0 (2)
Non-performing loans	$ 333.0 (3)	$ 25.5	$ 4.0	$ 6.1	$ 5.1	$ 373.8 (4)
NPLs as a % of total loans	2.42 %	0.19 %	0.03 %	0.04 %	0.04 %	2.71 % (4)
Net charge-offs 1Q11	$ 15.3	$ 2.9	$ 0.0	$ 0.0	$ 0.7	$ 19.0 (4)
Net charge-offs to avg. total loans (1Q11 annualized)	44 bp	8 bp	0 bp	0 bp	2 bp	54 bp

(1) Includes home equity loans of $275.5 million
(2) Includes $80.8 million of net unamortized premiums and deferred loan costs
(3) Includes $257.1 million of NPLs reviewed and charged-off, as needed, at 180 days delinquent and annually thereafter
(4) Does not cross foot due to rounding

ASTORIA FINANCIAL CORPORATION

Geographic Composition of 1- 4 Family NPLs

At March 31, 2011
($ in millions)

State	1-4 Family Loans	% of Total 1-4 Family Loans	1-4 Family Non-Performing Loans	% of Total 1-4 Family Non-Performing Loans	1-4 Family Non-Performing Loans as a % of State Totals
New York	$ 3,004.2	28.2 %	$ 42.3	12.7 %	1.41 %
Illinois	1,325.4	12.4	48.7	14.6	3.67
Connecticut	954.3	9.0	33.1	9.9	3.47
California	803.3	7.5	38.0	11.4	4.73
New Jersey	794.7	7.5	51.8	15.6	6.52
Massachusetts	736.4	6.9	8.4	2.5	1.14
Virginia	665.7	6.3	19.0	5.7	2.85
Maryland	645.5	6.1	46.2	13.9	7.16
Washington	311.7	2.9	1.1	0.3	0.35
Florida	219.0	2.1	23.3	7.0	10.64
All other states (1)	1,186.9	11.1	21.1	6.4	1.78
TOTAL	**$ 10,647.1**	**100.0 %**	**$ 333.0**	**100.0 %**	**3.13 %**

(1) Includes 27 states and Washington, D.C.

Astoria Financial Corporation

1-4 Family Delinquency Ratios: AF vs. MBA



Loans delinquent 30 days or more
Percent
LI Savings Bank Acquisition 09/30/98
Outsourced Mtge. Servicing 12/31/05
09/30/98
12/31/98
03/31/99
06/30/99
09/30/99
12/31/99
03/31/00
06/30/00
09/30/00
12/31/00
03/31/01
06/30/01
09/30/01
12/31/01
03/31/02
06/30/02
09/30/02
12/31/02
03/31/03
06/30/03
09/30/03
12/31/03
03/31/04
06/30/04
09/30/04
12/31/04
03/31/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06
03/31/07
06/30/07
09/30/07
12/31/07
03/31/08
06/30/08
09/30/08
12/31/08
03/31/09
06/30/09
09/30/09
12/31/09
03/31/10
06/30/10
09/30/10
12/31/10
03/31/11
MBA - NY
MBA - US
AF

Source: MBA National Delinquency Survey. Most recent data available for MBA is at December 31, 2010.

Astoria Financial Corporation

Asset Quality Trends

At or for the period ended
($ in millions)

	1Q10	4Q10	1Q11	Linked Qtr. Change	Year Over Year Change
30-89 Day Delinquencies	$268.3	$220.1	$217.2	($2.9)	($51.1)
Non-Performing Loans	$419.1	$390.7	$373.8	($16.9)	($45.3)
Net Loan Charge-offs	$28.3	$19.7	$19.0	($0.7)	($9.3)
Provision for Loan Losses	$45.0	$15.0	$7.0	($8.0)	($38.0)

	03/31/10	12/31/10	03/31/11
ALL / Total Loans	1.35%	1.42%	1.37%
ALL / NPLs	50%	52%	51%
Adjusted ALL / Adjusted NPLs [1]	115%	144%	156%

(1) Adjusted NPLs represent total NPLs excluding one-to-four family mortgage loans which were reviewed at 180 days delinquent and annually thereafter and charged-off, as needed, to the estimated fair value of the underlying collateral at such time, less estimated selling costs. Adjusted ALL represents the total ALL excluding the ALL related to the aforementioned delinquent loans. For a reconciliation of the ALL to adjusted ALL and NPLs to adjusted NPLs, please refer to page 36.

ASTORIA FINANCIAL CORPORATION

Current Focus

- Credit
- ***Margin***
- Interest Rate Risk

Margin Outlook

Lower asset yields should be somewhat offset by lower liability costs enabling us to maintain a relatively stable margin.

- 1Q11 margin: 2.40%
- CDs were either issued or repriced during March 2011 with a weighted average rate of 1.22%
- CDs scheduled to mature during the next three quarters:
  - 2Q11: $1.0 billion with a weighted average rate of 1.82%
  - 3Q11: $0.7 billion with a weighted average rate of 1.52%
  - 4Q11: $0.4 billion with a weighted average rate of 1.59%
- Borrowings scheduled to reprice during the next three quarters:
  - 2Q11: $0.4 billion with a weighted average rate of 2.42%
  - 3Q11: $0.4 billion with a weighted average rate of 4.05%
  - 4Q11: $0.1 billion with a weighted average rate of 4.00%
- Residential hybrid ARMs scheduled to reset and reprice downward into 1 year ARMs:
  - 2Q11: $0.8 billion with a weighted average rate of 4.03%
  - 3Q11: $0.9 billion with a weighted average rate of 4.14%
  - 4Q11: $1.0 billion with a weighted average rate of 4.19%

Note: CDs referenced herein exclude Liquid CDs

ASTORIA FINANCIAL CORPORATION

Current Focus

- Credit
- Margin
- ***Interest Rate Risk***

Interest Rate Risk Management

- One year cumulative interest rate sensitivity gap improved to + 4.92%
  - 1Q11 Activity:
    - ✓ Approximately $321 million of CDs were extended for terms of at least 2 years
    - ✓ Stable low-cost savings, money market and checking deposits of $4.9 billion at March 31, 2011

- Key balance sheet components
  - Approximately $4.3 billion, or 32%, of mortgage portfolio matures or reprices within one year or less
  - Weighted average life of MBS portfolio of 2.7 years

ASTORIA FINANCIAL CORPORATION

Investment Summary

- **Simple, time-tested business model**
  - Quality mortgage lending
  - Quality retail banking
- **Positive credit trends**
  - Suggests future credit cost improvement
- **Poised for growth in 2H11 and 2012**
  - Reduction of conforming loan limits, reduced pre-payments with higher interest rates
  - Resumption of MF/CRE lending 2H11
- **Attractive retail banking franchise**
  - Dominant deposit market share in Long Island market
  - Core deposit growth
- **Well capitalized**
- **Inside ownership at 16%**[1]

(1) Excludes stock options.

ASTORIA FINANCIAL CORPORATION

Addendum

Solid and Seasoned Management Team

	Responsibility	Age	Yrs. in Banking
George L. Engelke, Jr. Chairman & CEO	Chief Executive Officer	72	40
Monte N. Redman President & COO	Chief Operating Officer	60	37
Alan P. Eggleston EVP, Secretary & General Counsel	Legal	57	31
Frank E. Fusco EVP, Treasurer & CFO	Chief Financial Officer	48	21
Arnold K. Greenberg Executive Vice President	Support Services	70	39
Gerard C. Keegan Vice Chairman & CAO	Retail Banking	64	40
Gary T. McCann Executive Vice President	Mortgage Lending	58	34

ASTORIA FINANCIAL CORPORATION

Bank Regulatory Capital[1]

At March 31, 2011


Percent
16
12
8
4
0
8.17%
8.17%
13.89%
15.18%
Leverage
Tangible
Tier 1 Risk-Based
Risk-Based

(1) Astoria Federal Savings

Astoria Financial Corporation

1-4 Family Mortgage Loan Originations*

By Delivery Channel



$4.0
$3.0
$2.0
$1.0
$0.0
$3.2 B
$3.3 B
$2.7 B
$3.8 B
$3.8 B
$3.6 B
$3.2 B
$0.8 B
2004
2005
2006
2007
2008
2009
2010
1Q11
Retail
Broker
Correspondent

* Includes loans originated for sale.

Astoria Financial Corporation

Geographic Composition of 1-4 Family Originations

For the quarter ended March 31, 2011


New York
39%
New Jersey
4%
Connecticut
9%
Illinois
16%
Massachusetts
9%
Other < 5%
23%

Total 1-4 Family Loan Originations
$0.8 Billion (1)
Weighted Average LTV: 60% (2)

(1) Includes $58.1 million originated for sale.
(2) Loans originated for portfolio.

Astoria Financial Corporation

Geographic Composition of Multi-family/CRE Portfolio Loans

At March 31, 2011


Pennsylvania 2%
Other 2%
Florida 3%
New York, New Jersey, Connecticut 93%

Total Multifamily/CRE Portfolio
$2.7 Billion

ASTORIA FINANCIAL CORPORATION

Acquisition History

($ in millions)

Year	Thrift	# Branches	Assets
1973	Metropolitan Federal	2	$ 50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal (1)	1	25
1987	Oneonta Federal (1)	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York	18	1,800
1997	The Greater NY Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600
	TOTAL	**86**	**$11,590**

(1) Branches sold in 1999

ASTORIA FINANCIAL CORPORATION

Core Community Deposits

At March 31, 2011



Money Market: $0.4B
Rate: 0.46%
Savings: $2.8B
Rate: 0.40%
* Retail CDs: $6.1B
Rate: 2.17%
Now/Demand: $1.8B
Rate: 0.06%
* Liquid CDs: $0.4B
Rate: 0.25%

Total - $11.5 Billion

* Note: 57% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.

ASTORIA FINANCIAL CORPORATION

Sales – PEAK Process

Performance based on Enthusiasm, Actions and Knowledge

"Sales Oriented and Service Obsessed"

- ✓ A "needs" based approach to sales rather than "product" based approach
- ✓ Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network
- ✓ Incentives for strong performance, both individual and team

Astoria Financial Corporation

Customer Satisfaction

Key Findings: *Favorably Positioned Against Competitors*

- 77% of Astoria customers are highly satisfied
- 75% of Astoria customers are highly likely to recommend Astoria to friend/family member
- Astoria customers are 30% more likely to net increase their deposit relationship than are competitor customers
- Satisfaction with the branch is by far the strongest driver of overall satisfaction – 85% of Astoria customers are highly satisfied with quality of branch service

Survey results are based on a 2010 independent Customer Satisfaction Survey.

Community Involvement

Key Initiatives

- Education First
  - Supports lifelong learning, promotes saving and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve
- Neighborhood Outreach
  - Through funding and volunteer efforts, supports over 625 community-based organizations and not-for-profit agencies that enrich the communities within our market area
  - Reinforces community involvement by promoting neighborhood news and events in our local community branches
- Results/Recognition
  - Seven consecutive "Outstanding" Community Reinvestment Act ratings by OTS

Astoria Federal is an integral part of the fabric of the communities it serves

Reconciliation of GAAP Measures to Non-GAAP Measures

($ in millions)

	At Period End		
	03/31/10	12/31/10	03/31/11
NPLs	$419.1	$390.7	$373.8
1-4 family loans delinquent 180 days or more [1]	($246.1)	($257.4)	($257.1)
Adjusted NPLs	$173.0	$133.3	$116.7
Allowance for loan losses (ALL)	$210.7	$201.5	$189.5
ALL related to 1-4 family loans delinquent 180 days or more	($10.9)	($ 9.0)	($6.9)
Adjusted ALL	$199.8	$192.5	$182.6
ALL/NPLs	50%	52%	51%
Adjusted ALL/Adjusted NPLs	115%	144%	156%

(1) Such loans were reviewed at 180 days or more delinquent and annually thereafter and charged-off, as needed, to the estimated fair value of the underlying collateral at such time, less estimated selling costs.

ASTORIA FINANCIAL CORPORATION

Glossary

ALL	–	Allowance for Loan Losses
ARM	–	Adjustable Rate Mortgage
bp	–	Basis Point
CMO	–	Collateralized Mortgage Obligation
CRE	–	Commercial Real Estate
EPS	–	Diluted Earnings Per Share
ESOP	–	Employee Stock Ownership Plan
GAAP	–	Generally Accepted Accounting Principles
GSE	–	Government Sponsored Enterprise
LTV	–	Loan-To-Value Ratio
MBA	–	Mortgage Bankers Association
MBS	–	Mortgage-Backed Securities
NPL	–	Non-Performing Loan
OTS	–	Office of Thrift Supervision
TCE	–	Tangible Common Equity

ASTORIA FINANCIAL CORPORATION

Contact Information

Web site: www.astoriafederal.com

Email: ir@astoriafederal.com

Telephone: (516) 327-7869

Address: Astoria Financial Corporation
Attn: Investor Relations
One Astoria Federal Plaza
Lake Success, NY 11042

ASTORIA FINANCIAL CORPORATION